Trade and other payables	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables	Trade and other payables

(in thousands of USD)	December 31, 2021	December 31, 2020
Advances received on contracts in progress, between 1 and 5 years	503	508
Derivatives	2,987	6,385
Total non-current other payables	3,490	6,893
Trade payables	26,012	27,226
Accrued expenses	38,020	35,321
Accrued payroll	2,160	5,849
Dividends payable	555	565
Accrued interest	6,570	2,959
Deferred income	7,545	13,138
Other payables	3,050	92
Total current trade and other payables	83,912	85,150

The non-current derivatives relate to the interest rate swap derivatives used to hedge the risk related to the fluctuation of the LIBOR rate (see Note 14). The decrease is due to a positive mark-to-market on these IRSs at December 31, 2021.

The increase in accrued expenses is mainly due to a higher amount for bunker invoices to receive compared to December 31, 2020 and certain amounts of December 31, 2020 have been reclassified from accrued payroll to accrued expenses to conform to current period presentation.

The increase in accrued interest is related to the accrual of $3.7 million related to the new Nordic Bond concluded in September 2021.

The decrease in deferred income is due to less deferred freight spot voyage and a lower number of vessels on time charter as of December 31, 2021 compared to December 31, 2020.

The increase in other payables relates to a negative mark-to-market of the currency swaps at December 31, 2021 (see Note 14).